                      FINANCIAL TELECOM LIMITED (USA), INC.
            2405 Hong Kong New World Tower, 300 Huai Hai Zhong Road,
                           Shanghai, PR China 200021
                    Tel: +86-21-63354111 Fax: +86-21-63353372



                        NOTICE OF MEETING OF SHAREHOLDERS

               TO BE HELD AT 10:00 AM, ON MONDAY, JANUARY 6, 2006.




Dear Shareholder:

     You are cordially invited to attend the Meeting of the Shareholders of Financial Telecom Limited (USA), Inc. to be held on Monday, January 6, 2006, at 10:00 AM, in the corporate office located at, 2405 Hong Kong New World Tower, 300 Huai Hai Zhong Road, Shanghai, PR China, for the following purposes:

     1.   To elect members to the Board of Directors;

     2. To ratify the appointment of Ernst & Young, as the Company's independent accountants for the fiscal year ended December 31, 2005 and thereafter;

     3.   To resolve to change the name of the company to "MKA Capital, Inc.";

     4. To resolve to Reverse-Split the issued and outstanding common shares of the company;

     5. To resolve to amend the company's bylaws to reflect the change in name only;

     6. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on August 10, 2005, are entitled to notice of, and to vote at, this meeting and any adjournment thereof.

                                       By order of the Board of Directors,


                                       /s/ Mordechay Kraselnick, Chairman
                                       Shanghai, PR China
                                       December 6, 2005

                      FINANCIAL TELECOM LIMITED (USA), INC.
               1701- 689 Guangdong Road, Shanghai, PR China 200001


                   PROXY STATEMENT FOR MEETING OF SHAREHOLDERS


     The accompanying proxy is solicited by the Board of Directors of Financial Telecom Limited (USA), Inc. ("The Company"), for use at the Meeting of Shareholders to be held on Monday, January 6, 2006, at 10:00 AM local time, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This meeting will be held at 2405 Hong Kong New World Tower, 300 Huai Hai Zhong Road, Shanghai, PR China. The date of this Proxy Statement is December 6, 2005, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to shareholders.

GENERAL

VOTING SECURITIES

     Only shareholders of record as of the close of business on August 10, 2005, will be entitled to vote at the meeting and any adjournment thereof. As of June 30, 2005, The Company had 114,782,205 shares of Common Stock issued and outstanding. Shareholders may vote in person or in proxy. Each holder of Common Stock is entitled to one (1) vote for each share of stock held on the proposals presented in this Proxy Statement. The Company's bylaws provide that a majority of all the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. The nominees for director receiving a majority of votes cast at the meeting will be elected.

SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. The Company will solicit shareholders by mail through its regular employees, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. In addition, the Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

VOTING OF PROXIES

     All valid proxies received prior to the meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. A shareholder giving a proxy has the power to revoke his or her proxy, at any time prior to the time it is voted, by delivery to the Secretary of the Company of a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

     In the event that cumulative voting is invoked, a proxy authorizing a vote for management's nominees for directors may be voted cumulatively for less than all of such nominees. If no instructions are given on the executed proxy, the proxy will be voted in favor of the proposals described, but votes may be cumulated for less than all of the nominees for director.

REVOCATION OF PROXIES

     Any person giving a proxy in response to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

     1. Filing a written notice of revocation with our Secretary at our principal executive office located at 2405 Hong Kong New World Tower, 300 Huai Hai Zhong Road, Shanghai, PR China 200001;

     2. Filing with our Secretary at our principal executive office located at , 2405 Hong Kong New World Tower, 300 Huai Hai Zhong Road, Shanghai, PR China 200001, a properly executed proxy showing a later date; or

     3. Attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke a proxy).

RETURNING THE COMPLETED PROXY CARDS

Proxy Cards must be returned to our stock transfer agent, and received NO LATER THAN DECEMBER 31, 2005, at the following address:

             To the attention of Mr. Jason Bogutski
             Signature Stock Transfer, Inc.
             #100E One Preston Park, 2301 Ohio Drive
             Plano, Texas 75093 USA

             Tel:  972 6124120    Fax:  972 6124122
             E-mail: SIGNATURESTOCKTRANSFER@MSN.COM

             CUSIP Number: 317701 100

SHAREHOLDER PROPOSALS

     Proposals of shareholders who intend to be presented at the Annual Shareholder's Meeting must be received by the Company, at its offices at, 2405 Hong Kong New World Tower, 300 Huai Hai Zhong Road, Shanghai, PR China 200001 no later than December 23, 2005. Proposals of shareholders must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting. Shareholders are also advised to review The Company's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations. The Bylaws may be obtained from our website (www.fintel.com), by navigating the Investor Relations submenus.

MANAGEMENT INFORMATION

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board held one meeting during fiscal year 2004.

     1.   COMPENSATION COMMITTEE

          The Compensation Committee's function is to determine the appropriate policy for the company's executive pay and benefit programs, review the performance of the senior executive officers and discharge the Board's responsibilities relating to compensation of the Company's executives and produce a report on executive compensation for inclusion in the company's annual report in accordance with applicable rules and regulations. The members were Mr. Jimmy Liu, and Mr. William Huang. The Committee did not issue a report for 2004. New members will be appointed to this committee following the election of new directors.

     2.   AUDIT COMMITTEE

          The Audit Committee's function is to review with the Company's independent public accountants and management the annual financial statements and independent public accountants' opinion. Its responsibilities include reviewing the scope and results of the examination of the Company's financial statements by the independent public accountants, approving all professional services performed by the independent public accountants and all related fees paid in connection with such services and recommending the retention of the independent public accountants to the board, subject to ratification by the shareholders. Additionally, the Committee periodically reviews the Company's accounting policies, internal accounting and financial controls. During the year ended December 31, 2004, the Audit Committee held meetings to ratify the appointment of Company's independent Accountants. The members were Mr. Jimmy Liu and Mr. Li Wai Kong. The committee did not issue a report for 2004. New members will be appointed to this committee following the election of new directors.

CERTAIN TRANSACTIONS

     No extraordinary transactions occurred during the 2004 fiscal years or subsequently.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 5% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

     Based solely on the Company's review of such forms furnished to the Company and written representation from certain reporting persons, the Company believes that all filing requirements applicable to the Company's executive officers, directors and more than 5% shareholders were in compliance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of June 30, 2005, with respect to persons known to The Company to be the beneficial owners of more than 5% of its voting securities; and with respect to the beneficial ownership of such securities by each director of The Company; and by all directors and executive officers of The Company as a group.

-----------------------------------------------------------------------------------------------
    TITLE OF CLASS        NAME OF BENEFICIAL OWNER       AMOUNT AND NATURE OF      PERCENT
                                                         BENEFICIAL OWNERSHIP        (%)
-----------------------------------------------------------------------------------------------
        Common           Allura Film Partners Inc.         26,387,915 shares        22.99
-----------------------------------------------------------------------------------------------
        Common                   David Chen                  31,650 shares          0.028
-----------------------------------------------------------------------------------------------
        Common                   Jimmy Lui                   59,808 shares          0.052
-----------------------------------------------------------------------------------------------
        Common                  Li Wai Kong                  98,317 shares          0.086
-----------------------------------------------------------------------------------------------
        Common                  Stephen Tang                 177,287 shares         0.154
-----------------------------------------------------------------------------------------------
        Common                 William Huang                 31,650 shares          0.028
-----------------------------------------------------------------------------------------------
        Common                    Yan Hong                   179,951 shares         0.157
-----------------------------------------------------------------------------------------------

     Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of common stock indicated. Beneficial ownership is calculated in accordance with Rule 13-d-3(d) under the Securities Exchange Act of 1934, as amended.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth certain information regarding compensation, required to be paid pursuant to an employment agreement during each of the three years prior, for The Company's senior executives:

--------------------------------------------------------------------------------
             NAME AND PRINCIPAL POSITION        FISCAL YEARS    ANNUAL SALARY
--------------------------------------------------------------------------------
Mr. David Y. Chen, Chief Executive Officer       2004, 2005     $30,000/$100,000
--------------------------------------------------------------------------------
Mr. Stephen Tang, Director                       2004, 2005        $30,000
--------------------------------------------------------------------------------
Mr. Ronald Gorthuis, Chief Financial Officer        2005           $80,000
--------------------------------------------------------------------------------

     1. Terms of employment contract for Mr. David Y. Chen, Chief Executive Officer. This agreement had a one-year term, expired on October 31, 2005, and provided an annual salary of $30,000 without additional
          benefits.   His contract renewed for one year, at a salary of $100,000 paid in cash without additional benefits.

     2. Terms of employment contract for Mr. Stephen Tang, Managing Director HK. This agreement had a one-year term, expired on October 31, 2005, and provided an annual salary of $30,000 without additional benefits. Mr. Tang has resigned this position.

     3. Terms of employment contract for Mr. Ronald Gorthuis, Chief Financial Officer. This agreement has a one-year term, from June 1, 2005 to May 31, 2006. The agreement provides an annual salary of $80,000: $30,000 of the annual salary is payable in cash; $50,000 is payable in shares of the Company's common stock; without additional benefits. The exercise price for the shares is the average 20-day trading price prior to the first of each month for the salary owed that month.

STOCK OPTIONS GRANTED AS EXECUTIVE COMPENSATION

     The Company had no Stock Option Plan in effect for 2004 and 2005. Stock options are viewed as a strategic vehicle, and thus far have been granted case by case. The following parties have been granted stock options:

     1. Mr Ronald Gorthuis, CFO. As part of his annual compensation, and per his service contract, he is granted an option to purchase 250,000 shares, upon successful completion of his contract, and subject to final approval by the Board. The exercise price is 10 cents per share. The option will be open for a 12 month period from the date issued.


COMPENSATION OF DIRECTORS

     Each Director serving on the Board receives an annual retainer of $6,000 and $600 per meeting attended, payable in Restricted Common Stock valued at and based on the average closing market price of the common shares for the calendar quarter, and issued in the following quarter.

OTHER MATTERS

CONDITIONAL STOCK OPTIONS GRANTED TO INDEPENDENT AGENTS

     Independent agents are used in the normal course of business, to assist us in finding and negotiating investments in other companies. The agents are granted stock options case by case. The options can be exercised in 3 parts over 3 years (i.e. 1/3 per year), with each part contingent upon our fee collection history for the prior year. If the contracted fees are not received annually in full, the relevant part of the option is cancelled. If the contracted fees are received annually in full, the agent has up to 3 years to exercise the relevant part of option. If the exercise is not made by the end of the third year, the relevant part of the option is cancelled. As of June 30, 2005, the Conditional Stock Options granted in total to Independent Agents are listed below by contract:

-----------------------------------------------------------------------------------------------
         NAME OF COMPANY              # SHARES GRANTED       DATE GRANTED     EXERCISE PRICE
-----------------------------------------------------------------------------------------------
China Digital Distribution Ltd             476,159            21-02-2005          $0.105
-----------------------------------------------------------------------------------------------
China Digital Distribution Ltd             315,006            21-02-2005          $0.105
-----------------------------------------------------------------------------------------------
China Digital Distribution Ltd             487,036            21-02-2005          $0.105
-----------------------------------------------------------------------------------------------
China Digital Distribution Ltd             168,831            08-04-2005          $0.10
-----------------------------------------------------------------------------------------------
China Digital Distribution Ltd            1,212,122           25-04-2005         $0.1047
-----------------------------------------------------------------------------------------------
China Digital Distribution Ltd            1,454,545           19-05-2005         $0.0947
-----------------------------------------------------------------------------------------------
Info Media Company                         256,410             7-05-2005         $0.1027
-----------------------------------------------------------------------------------------------

STOCK PERFORMANCE

                                [GRAPHIC OMITTED


ADDITIONAL INFORMATION

Additional information about the company can be obtained publicly from the following sources:

     1.   Our website: www.fintel.com
     2.   SEC EDGAR web site: http://www.sec.gov/edgar.shtml
     3.   on Yahoo: http://finance.yahoo.com/q/bc?s=FLTL.OB&t=1y

                               - PROPOSAL NO. 1 -

                  RESOLUTION TO CHANGE THE NAME OF THE COMPANY

     The Board of Directors has determined the interests of The Company would be better served, if The Company's name were changed to reflect its new business focus.

     The Board recommends the name, "MKA CAPITAL, INC.", be the new name of the company.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will not affect the outcome of this vote.

  THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOR OF PROPOSAL 1.


                                 - PROPOSAL 2 -

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Company has selected ERNST & YOUNG, as our independent accountants for the fiscal year ended December 31, 2005.

     The Board of Directors is submitting its selection of independent accountants for ratification by the shareholders at the Annual Meeting.

     A representative of Ernst & Young may be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will not affect the outcome of this vote.

  THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOR OF PROPOSAL 2.


                                 - PROPOSAL 3 -

      RESOLUTION TO REVERSE-SPLIT THE ISSUED AND OUTSTANDING COMMON SHARES

     The Board of Directors has determined the interests of the shareholders would be better served, if The Company's issued and outstanding common stock were reduced in number, without a reduction in the total authorized share capital.

     The Board recommends:

          1. the reduction occur by a reverse-split of the issued and outstanding shares, on the basis of a 25 to 1 reduction ratio; and
          2. after applying the reduction ratio, each shareholder maintain a whole number of shares, by rounding up to the nearest one share any resulting fraction of a share.

     Accordingly, to illustrate the effects of the reduction:

          1. every 100 common shares currently issued and outstanding will be reduced to 4 common shares;
          2. every 10 common shares will be reduced and rounded up to 3 shares;
          3.   every 1 common share will remain at 1 share.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will not affect the outcome of this vote.

  THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOR OF PROPOSAL 3.

                                 - PROPOSAL 4 -

                              ELECTION OF DIRECTORS

     The Company's Board of Directors will consist of five (5) elected directors. The nominees for election are Mr. David Chen, Mr. William Huang, Mr. Moredechay Kraselnick, Mr. Ariel Kraselnick, and Mr. Donald Paynter.

     If elected, each nominee will serve as a director henceforth until the Company's Annual Meeting of Shareholders in 2006, and until his or her successor is elected and qualified. If the nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although Management knows of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Board of Directors may designate.

     If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will not affect the outcome of this vote.

RESIGNING DIRECTORS
     ------------------------------------------------------------------------------------------------------
                  DIRECTOR NAME                           AGE              POSITION              SINCE
     ------------------------------------------------------------------------------------------------------
     Mr. Stephen Tang                                     53               Chairman               2003
     ------------------------------------------------------------------------------------------------------
     Mr. Richard Yan                                      31           Finance Director           2004
     ------------------------------------------------------------------------------------------------------
     Mr. Jimmy Liu                                        58        Director (independent)        2004
     ------------------------------------------------------------------------------------------------------
     Mr. Li Wai Kong                                      47        Director (independent)        2004
     ------------------------------------------------------------------------------------------------------

INCUMBENT DIRECTORS
     ------------------------------------------------------------------------------------------------------
                  DIRECTOR NAME                           AGE              POSITION              SINCE
     ------------------------------------------------------------------------------------------------------
     Mr. David Chen                                       37       Chief Executive Officer        2004
     ------------------------------------------------------------------------------------------------------
     Mr. William Huang                                    38        Director (independent)        2004
     ------------------------------------------------------------------------------------------------------

NOMINEE DIRECTORS
     ------------------------------------------------------------------------------------------------------
                  DIRECTOR NAME                           AGE              POSITION              SINCE
     ------------------------------------------------------------------------------------------------------
     Mr. David Chen                                       37       Chief Executive Officer        2004
     ------------------------------------------------------------------------------------------------------
     Mr. William Huang                                    38        Director (independent)        2004
     ------------------------------------------------------------------------------------------------------
     Mr. Mordechay Kraselnick 61 Chairman
     ------------------------------------------------------------------------------------------------------
     Mr. Ariel Kraselnick 29 Director
     ------------------------------------------------------------------------------------------------------
     Mr. Donald Paynter 63 Director (independent)
     ------------------------------------------------------------------------------------------------------

     MR. DAVID Y CHEN graduated from Monash University of Melbourne, Australia. He has served as The Company's CEO, since November 2004. Prior, he was CEO for a number of technology ventures including as Chairman and CEO of the Hartcourt Companies Inc, an investment holding company investing in China's IT distribution sector; and CEO of V2 Technology, a communication software company. In addition, Mr. Chen served in senior sales and marketing positions with CNN International and Turner Broadcasting Systems International Inc.. Also, Mr. Chen served as the Founding Vice Chairman of the International Advertising Association (IAA) Taipei Associate Chapter during 1998-1999; the Chairman of the IAA's Hong Kong Associate Chapter during 1996-1997.

     MR. MORDECHAY KRASELNICK is the owner and founder of the Emkay Group of Companies, since 1979. Headquartered in Panama, the group has offices worldwide, and focuses on the financing and supply of turnkey industrial projects, and the financing, leasing, and trading of commercial aviation equipment, such as aircraft and engines. Prior, he was in charge of the South America operation of United Development Inc. (UDI), a company with presence in almost every country in the world, engaged in the supply and financing of turnkey industrial projects. He also served as regional manager for UDI in South East Asia, managing the operations in South Vietnam, Thailand, Malaysia, the Philippines, South Korea and Taiwan. Mr. Kraselnick holds a degree in Mechanical Engineering from Israel Institute of Technology.

     MR. DONALD PAYNTER is Managing Director of Commodore Funding Corporation, which specializes in structuring and transacting medium to large transportation asset financing transactions. He is an expert in foreign jurisdictional (e.g. Europe and Latin America) and cross-border tax-based transactions. Prior, he held the positions of: Finance Director for Parrish Leasing Corporation (PLC); Vice-President and Group Head for Unibank A/S (Denmark), in charge of Aviation and Container Finance in North America; Executive Vice-President and Treasurer for Consortium Leasing Corporation; Vice-President in Flexi-Van Leasing, Inc.; Director of Management Reporting for Chemical Bank of New York, and assistant Vice-President of Citibank, N.A. Mr. Paynter received his MBA degree from the University of Oregon, and Bachelor of Science from the University of San Francisco.

     MR. WILLIAM HUANG is a graduate from Shanghai University of Science and Technologies. He has 15 years combined experienced in managing technology companies. He is currently the Chairman and CEO of Global Data Solutions Ltd., which is a market leader in China for Disaster Recovery of Data for financial institutions. Previous positions include Vice-Presidencies with StarStock, and Ego365.

     MR. ARIEL KRASELNICK is Executive Vice-President Sales and Marketing for MK Aviation, a company specializing in aircraft and engine leasing. Prior, he held internships at Deloitte & Touche, and Towerbank International, Panama. Mr. Kraselnick received his Bachelor of Science from Babson College, Massachusetts, majoring in Business Administration.

        THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOR OF
                              EACH NAMED NOMINEE.



                                 - PROPOSAL 5 -

    RESOLUTION TO AMEND THE COMPANY BYLAWS TO REFLECT THE CHANGE IN NAME ONLY

     The company's bylaws require amendment to reflect the new name. The Board recommends the bylaws be amended to replace the old name with the new name, leaving all other text in the bylaws unchanged.

     The affirmative vote of a majority of votes cast at the Annual Meeting of Shareholders, at which a quorum representing a majority of all outstanding shares of Common Stock of the Company is present and voting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will not affect the outcome of this vote.

  THE BOARD OF DIRECTORS RECOMMENDS UNANIMOUSLY A VOTE IN FAVOR OF PROPOSAL 5.



                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business, which the Board of Directors intends to present or knows that others will present, is as set forth above. If any other matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.


                                        By Order of the Board of Directors

                                        /S/ Mordechay Kraselnick, Chairman
                                        December 6, 2005

PROXY CARD
                      FINANCIAL TELECOM LIMITED (USA), INC.

     PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 6, 2005

The undersigned hereby appoints MR. MORDECHAY KRASELNICK and MR. DAVID CHEN and each of them, as proxies for the undersigned, each with full Power of Substitution, to represent the undersigned and to vote all shares of Common Stock of Financial Telecom Limited (USA), Inc. (the "Company") that the undersigned is entitled to vote in the manner indicated on the reverse side hereof, and with discretionary authority as to any matters that may properly come before the Company's Meeting of Shareholders to be held on, January 6, 2006, and at any and all adjournments thereof, as set forth under the heading "Transaction of Other Business" in the accompanying proxy statement. If no other indication is made, at the meeting and at any and all adjournments thereof, the proxy holders will vote for: (i) the election of director nominees; (ii) the ratification of the appointment of the independent accountants; (iii) the resolution to change the company's name; (iv) the resolution to reverse-split the company's issued and outstanding common stock; and (v) the resolution to amend the company's bylaws to reflect the change in name only.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES. PLEASE MARK YOUR VOTE LIKE
THIS: [X]

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1.  RESOLUTION TO CHANGE THE COMPANY'S NAME.

                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3.  RESOLUTION TO REVERSE-SPLIT THE ISSUED AND OUTSTANDING COMMON STOCK.

                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

4.  ELECTION OF FIVE DIRECTORS.

           01 DAVID CHEN  02 WILLIAM HUANG  03 MORDECHAY KRASELNICK
                     04 ARIEL KRASELNICK  05 DONALD PAYNTER

    [ ]FOR ALL NOMINEES   [ ] WITHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

TO WITHHOLD AUTHORITY FOR ANY SINGLE NOMINEE, CHECK THE "FOR ALL NOMINEES" BOX ABOVE AND WRITE THAT NOMINEE'S NAME ON THE LINE BELOW:

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 5.

5.  RESOLUTION TO AMEND THE CORPORATE BYLAWS FOR THE CHANGE IN NAME.

                       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

--------------------------------------------------------------------------------

[ ] I PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS FOR FISCAL YEAR 2004.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     AND WILL BE VOTED AS DIRECTED THEREIN.
             IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
                           PROPOSALS 1, 2, 3 4, AND 5.



                              Dated_____________________________________, 2006



                              ________________________________________________
                                                                     Signature


                              ________________________________________________
                                                                     Signature


                              THIS PROXY SHOULD BE SIGNED EXACTLY AS THE NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES AND SO FORTH, SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNATORY IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICIAL. IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PARTNER. IF SHARES ARE HELD IN MULTIPLE NAMES, AT LEAST ONE PARTY MUST SIGN AS THE AUTHORIZED PARTY.